Exhibit 99.1

C o m b i n e d  S t a t e m e n t  o f  R e v e n u e s  a n d  C e r t a i n  E x p e n s e s

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing II
For the Year Ended December 31, 2009
With Report of Independent Auditors

INDEX TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing II
Report of Independent Auditors	1
Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2009	2
Notes to the Combined Statement of Revenues and Certain Expenses	3

REPORT OF INDEPENDENT AUDITORS

Management
CapitalSource Inc.

We have audited the accompanying combined statement of revenues and certain expenses of the Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing II (the “Sale Properties”) for the year ended December 31, 2009.  The combined statement of revenues and certain expenses is the responsibility of the Sale Properties’ management.  Our responsibility is to express an opinion on the combined statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement.  We were not engaged to perform an audit of the Sale Properties’ internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sale Properties’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the combined statement of revenues and certain expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a registration statement and/or Form 8-K of Omega Healthcare Investors, Inc. as described in Note 1, and is not intended to be a complete presentation of the Sale Properties’ combined revenues and expenses.

In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Sale Properties for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

McLean, Virginia
March 11, 2010

1

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing II
Combined Statement of Revenues and Certain Expenses
For the year ended December 31,  2009
($ in thousands)

Revenues:
Operating lease income	$28,927
Other income	87
Total revenues	29,014

Certain expenses:
Interest	5,445
Depreciation	7,911
General and administrative	2,731
Total expenses	16,087
Revenues in excess of certain expenses	$12,927

See accompanying notes.

2

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing II
NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
Note 1. Basis of Presentation

Presented herein is the combined statement of revenues and certain expenses of a portion of the healthcare-related assets and liabilities of CapitalSource Inc.’s (“CapitalSource”) direct real estate business owned by subsidiaries of CapitalSource Healthcare REIT (‘‘CHR’’), (the “Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing II” or the “Sale Properties”) to be sold to Omega Healthcare Investors, Inc. (“OHI”), a publicly traded company, in consideration for the assumption of debt and cash. The specific properties and terms of the sale are outlined in the Securities Purchase Agreement between CapitalSource and OHI.  The composition of the Closing II Sale Properties is defined below.

The combined statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and is not intended to be a complete presentation of the actual operations of the Sale Properties. Accordingly, the combined financial statement excludes certain expenses because they may not be comparable to those expected to be incurred in the future operations of the Sale Properties.  Items excluded consist primarily of allocated income tax charges, which may not be comparable to future operations.  Consistent with CapitalSource’s treatment of the Sale Properties in its consolidated financial statements for the year ended December 31, 2009, depreciation ceased on November 1, 2009 as a result of the Sale Properties being classified as held for sale and presented as discontinued operations therein.

The following table describes the composition of the Sale Properties:

Operating Property	Location
2055 Georgia St. East	Bartow, FL
755 Meadows Road	Boca Raton, FL
1902 59th Street West	Bradenton, FL
1111 South Highland Avenue	Clearwater, FL
1111 South Highland Avenue	Clearwater, FL
1270 Turner Street	Clearwater, FL
991 East New York Avenue	Deland, FL
545 West Euclid Avenue	Deland, FL
3250 Winkler Avenue	Ft. Myers, FL
114 3rd Street	Fort Walton Beach, FL
1414 59th Street	Gulfport, FL
13719 Dallas Drive	Hudson, FL
512 South 11th Street	Lake Wales, FL
610 East Bella Vista Drive	Lakeland, FL
1336 St. Andrews	Panama City, FL
401 East Sample Road	Pompano Beach, FL
51 West Sample Road	Pompano Beach, FL
950 Mellonville Avenue	Sanford, FL
1524 East Avenue South	Sarasota, FL
7045 Evergreen Woods Trail	Spring Hill, FL
7101 31st Street South	St. Petersburg, FL
4201 31st Street South	St. Petersburg, FL
550 62nd. Street	St. Petersburg, FL
15002 Hutchinson Road	Tampa, FL
4411 North Habana Avenue	Tampa, FL
515 Chesapeake Drive	Tarpon Springs, FL
1705 Jess Parrish Court	Titusville, FL
300 15th Street	West Palm Beach, FL

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Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing II
NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

Operating Property	Location
2629 Del Prado Boulevard	Cape Coral, FL
3387 Gulf Breeze Parkway	Gulf Breeze, FL
4343 Langley Avenue	Pensacola, FL
138 Sandestine Lane	Destin, FL
5951 Colonial Drive	Margate, FL
3107 North H Street	Pensacola, FL
103 Ruby Lane	Crestview, FL
6894 Pine Forest Road	Pensacola, FL
538 Menge Avenue	Pass Christian, MS
1199 Ocean Springs Road	Ocean Springs, MS
1304 Walnut Street	Waynesboro, MS
1530 Broad Avenue	Gulfport, MS

In the combined statement, unless the context otherwise requires or indicates, references to ‘‘we,’’ ‘‘our,’’ and ‘‘us’’ refer to the Sale Properties.

Note 2. Summary of Significant Accounting Policies

Our financial reporting and accounting policies conform to U.S. generally accepted accounting principles (‘‘GAAP’’).

We have conducted our subsequent events review through March 11, 2010.

Use of Estimates

The preparation of the combined statement of revenues and certain expenses in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosure of revenues and certain expenses of the Sale Properties during the reporting period. Actual results could differ from those estimates.

Principles of Combination

The accompanying financial statement reflects our combined accounts of the Sale Properties. All significant intercompany accounts and transactions have been eliminated.

Real Estate Investments

Depreciation is computed on a straight-line basis over the estimated useful life of the asset, which ranges from 10 to 40 years for buildings and improvements. Furniture and equipment related to our real estate investments are depreciated over seven and five year periods, respectively.

In assessing lease intangibles, we recognize above-market and below-market in-place lease values for acquired operating leases based on the present value of the difference between: (1) the contractual amounts to be received pursuant to the leases negotiated and in-place at the time of acquisition of the facilities; and (2) management’s estimate of fair market lease rates for the facility or equivalent facility, measured over a period equal to the remaining non-cancelable term of the lease. Factors to be considered for lease intangibles also include estimates of carrying costs during hypothetical lease-up periods, market conditions, and costs to execute similar leases. The capitalized above-market or below-market lease values are classified as intangible lease assets, net, and lease obligations, net, respectively, and are amortized into operating lease income over the remaining non-cancelable term of each lease.

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Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing II
NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

Operating Lease Income Recognition

Substantially all of our real estate investments are leased to unrelated third parties through long-term, triple-net operating leases that typically include fixed rental payments, subject to escalation over the life of the lease. We recognize operating lease income on a straight-line basis over the non-cancelable term of the lease when collectability is reasonably assured. For the year ended December 31, 2009, straight-line rental revenues totaling $1.8 million were recognized as a component of operating lease income in our combined statement of revenues and certain expenses.

We do not recognize any revenue on contingent rents until payments are received and all contingencies have been met.

Income Taxes

We expect that the Sale Properties will reside in a real estate investment trust under the Internal Revenue Code of 1986, and generally will not be subject to corporate income taxes to the extent it distributes at least 90% of its taxable income to its shareholders and complies with certain other requirements.  Accordingly, no provision has been made for federal income taxes in the accompanying statement of revenues and certain expenses.

Note 3. Lease Commitments

The leases on our real estate investments expire at various dates through 2022 and typically include fixed rental payments that are subject to escalation over the life of the lease. As of December 31, 2009, we expected to receive future minimum rental payments from our non-cancelable operating leases as follows ($ in thousands):

2010	$27,335
2011	27,882
2012	28,440
2013	29,008
2014	29,588
Thereafter	104,069
Total	$246,322

Note 4.  Commitments and Contingencies

We had identified conditional asset retirement obligations primarily related to the future removal and disposal of asbestos that is contained within certain of our real estate investment properties. The asbestos is appropriately contained, and we believe we are compliant with current environmental regulations. If these properties undergo major renovations or are demolished, certain environmental regulations are in place, which specify the manner in which asbestos must be handled and disposed.

From time to time we are party to legal proceedings. We do not believe that any currently pending or threatened proceeding, if determined adversely to us, would have a material adverse effect on our combined statement of revenues and certain expenses.

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Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing II
NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

Note 5.  Borrowings

Mortgage Debt

We had mortgage debt totaling $184.9 million as of December 31, 2009. Our mortgage debt consists of $55.3 million related to eleven mortgage loans assumed in 2006 and 2007 on the acquisition of certain of our healthcare investment properties.  These mortgage loans are guaranteed by the U.S. Department of Housing & Urban Development (“HUD”) and collateralized by eleven of our healthcare investment properties. Our mortgage debt also consists of $129.6 million related to 18 mortgage loans guaranteed by HUD, collateralized by 29 of our healthcare investment properties, which we entered into in December 2009. The weighted average interest rate as of December 31, 2009 on the assumed mortgage loans is 6.63% and on the new mortgage loans is 4.85%. The weighted average maturity as of December 31, 2009 on the assumed loans is 28 years and on the new mortgage loans is 33 years.  Interest expense on this debt for the year ended December 31, 2009 was $3.6 million.

Subordinated Debt

In November 2006, in connection with the acquisition of eleven properties, we entered into an aggregate of $20.0 million junior subordinated unsecured seller notes. The term of the notes is 15 years, and interest is payable quarterly at a fixed rate of 9.0%. The interest on these notes is due and payable only to the extent that there is rent being received from the tenants of the acquired properties to cover the interest expense related to this debt. Principal is due at the end of the 15-year period in December 2021, but only to the extent that all rent has been paid for the 15-year term of the debt.  As of December 31, 2009, all rent to date had been paid in full.  Interest expense on this debt for the year ended December 31, 2009 was $1.8 million.

Note 6.  Related Party Transactions

For the year ended December 31, 2009, certain management, administrative and operational services of CapitalSource were shared between the Sale Properties and other CapitalSource operations. For purposes of financial statement presentation, the costs for these shared services have been allocated to the Sale Properties based on actual direct costs incurred and an allocation of indirect costs. CapitalSource’s management believes that the allocations are reasonable.  However, actual expenses may be materially different from the allocated expenses if the Sale Properties had operated as an unaffiliated stand-alone entity.

Our combined statement of revenues and certain expenses for the year ended December 31, 2009, includes the following related party income and expenses ($ in thousands):

Allocated interest income(1)	$67
Allocated general and administrative expenses(2)	2,218

(1)	Represents an allocation of interest income earned on cash held and managed by CapitalSource on our behalf.

(2)
To facilitate operating efficiency, CapitalSource provides office space, equipment, certain administrative support, and other assistance to the Sale Properties. As a result, overhead expenses (including compensation and benefits) have been allocated to the Sale Properties at cost based on the relative value of its real estate assets to CapitalSource’s portfolio.

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C o m b i n e d  S t a t e m e n t  o f  R e v e n u e s  a n d  C e r t a i n  E x p e n s e s

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing III
For the Year Ended December 31, 2009
With Report of Independent Auditors

INDEX TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing III
Report of Independent Auditors	1
Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2009	2
Notes to the Combined Statement of Revenues and Certain Expenses	3

REPORT OF INDEPENDENT AUDITORS

Management
CapitalSource Inc.

We have audited the accompanying combined statement of revenues and certain expenses of the Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing III (the “Sale Properties”) for the year ended December 31, 2009.  The combined statement of revenues and certain expenses is the responsibility of the Sale Properties’ management.  Our responsibility is to express an opinion on the combined statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement.  We were not engaged to perform an audit of the Sale Properties’ internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sale Properties’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the combined statement of revenues and certain expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a registration statement and/or Form 8-K of Omega Healthcare Investors, Inc. as described in Note 1, and is not intended to be a complete presentation of the Sale Properties’ combined revenues and expenses.

In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Sale Properties for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

McLean, Virginia
March 11, 2010

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing III
Combined Statement of Revenues and Certain Expenses
For the year ended December 31, 2009
($ in thousands)

Revenues:
Operating lease income	$33,947
Other income	93
Total revenues	34,040

Certain expenses:
Interest	6,883
Depreciation	10,160
General and administrative	3,485
Total expenses	20,528
Revenues in excess of certain expenses	$13,512

See accompanying notes.

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing III
NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

Note 1. Basis of Presentation

Presented herein is the combined statement of revenues and certain expenses of a portion of the healthcare-related assets and liabilities of CapitalSource Inc.’s (“CapitalSource”) direct real estate business owned by subsidiaries of CapitalSource Healthcare REIT (‘‘CHR’’), (the “Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing III” or the “Sale Properties”) to be sold to Omega Healthcare Investors, Inc. (“OHI”), a publicly traded company.  The sale is contingent on OHI’s exercise of a non-refundable option, which was received by CapitalSource in the form of shares of OHI. The specific properties and terms of the sale are outlined in the Securities Purchase Agreement Casablanca Option Agreement between CapitalSource and OHI.  The composition of the Closing III Sale Properties is defined below.

The combined statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and is not intended to be a complete presentation of the actual operations of the Sale Properties. Accordingly, the combined financial statement excludes certain expenses because they may not be comparable to those expected to be incurred in the future operations of the Sale Properties.  Items excluded consist primarily of allocated income tax charges, which may not be comparable to future operations.

The following table describes the composition of the Sale Properties:

Operating Property	Location
404 Washington Street	Albany, KY
9 Medical Drive	Amarillo, TX
3864 Sweeten Creek Road	Arden, NC
5269 Asbury Road	Augusta, KY
50 Shepherd Lane	Bedford, KY
520 Glenburn Avenue	Cambridge, MD
2714 13th Street NW	Canton, OH
200 Clive Drive SW	Cedar Rapids, IA
40 Parkhurst Road	Chelmsford, MA
110 Beverly Drive	Chesterton, IN
590 South Indian Hill Boulevard	Claremont, CA
3185 West Arkansas Avenue	Denver, CO
1400 North San Antonio Avenue	Douglas, AZ
960 East Bowles	Dumas, AR
100 Laurel Drive	Elkton, MD
2940 North Clinton Street	Fort Wayne, IN
303 Highway 155 (Murchison Street)	Frankston, TX
102 Pocahontas Trail	Georgetown, KY
2961 St. Anthony Drive	Green Bay, WI
5471 Scioto Darby Road	Hilliard, OH
287 Baker Street	Huntsville, TN
344 South Ritter Avenue	Indianapolis, IN
8181 Harcourt Road	Indianapolis, IN
203 Sparks Avenue	Jeffersonville, IN
2700 Waters Edge Parkway	Jeffersonville, IN
115 White Road	King, NC
2035 Stonebrook Place	Kingsport, TN
1000 Tandal Place	Knightdale, NC
2400 South First Street	Lake City, FL
4405 Lakewood Road	Lake Worth, FL
1432 Depew Street	Lakewood, CO

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing III
NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

Operating Property	Location
2301 Collins Drive	Las Vegas, NM
3051 Buffalo Road	Lawrenceburg, TN
2030 Harper Avenue	Lenoir, NC
21412 Great Mills Road	Lexington Park, MD
200 Kingston Circle Drive	Ligonier, IN
110 SE Lee Avenue	Live Oak, FL
1555 Commerce Street	Logansport, IN
710 Michigan Avenue	Lowell, IN
954 Navco Road	Mobile, AL
320 North Eastern Avenue	Moore, OK
500 South Grant Avenue	Omro, WI
833 Kingsley Avenue	Orange Park, FL
7950 Lake Underhill Road	Orlando, FL
1730 Lucerne Terrace	Orlando, FL
450 South 9th Street	Piggott, AR
1700 North Washington Street	Pilot Point, TX
1400 North Waverly Street	Ponca City, OK
1655 Southeast Walton Road	Port St. Lucie, FL
2050 Chester Boulevard	Richmond, IN
1933 Peppertree Drive	Safford, AZ
900 Elmhurst Boulevard	Salina, KS
1705 Boren Street	Seminole, OK
535 West Federal Street	Shawnee, OK
1215 South Western Road	Stillwater, OK
625 Taylorsville Road	Taylorsville, KY
6602 Memorial Drive	Texas City, TX
1564 South University Boulevard	Upland, IN
511 Windmill Street	Walnut Cove, NC
1801 North Lake Miriam Drive	Winter Haven, FL
1801 North Lake Miriam Drive	Winter Haven, FL
25 Reynolds Mountain Boulevard	Woodfin, NC
2000 Andrews Road	Yorktown, IN

In the combined statement, unless the context otherwise requires or indicates, references to ‘‘we,’’ ‘‘our,’’ and ‘‘us’’ refer to the Sale Properties.

Note 2. Summary of Significant Accounting Policies

Our financial reporting and accounting policies conform to U.S. generally accepted accounting principles (‘‘GAAP’’).

We have conducted our subsequent events review through March 11, 2010.

Use of Estimates

The preparation of the combined statement of revenues and certain expenses in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosure of revenues and certain expenses of the Sale Properties during the reporting period. Actual results could differ from those estimates.

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing III
NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

Principles of Combination

The accompanying financial statement reflects our combined accounts of the Sale Properties. All significant intercompany accounts and transactions have been eliminated.

Real Estate Investments

Depreciation is computed on a straight-line basis over the estimated useful life of the asset, which ranges from 10 to 40 years for buildings and improvements. Furniture and equipment related to our real estate investments are depreciated over seven and five year periods, respectively.

In assessing lease intangibles, we recognize above-market and below-market in-place lease values for acquired operating leases based on the present value of the difference between: (1) the contractual amounts to be received pursuant to the leases negotiated and in-place at the time of acquisition of the facilities; and (2) management’s estimate of fair market lease rates for the facility or equivalent facility, measured over a period equal to the remaining non-cancelable term of the lease. Factors to be considered for lease intangibles also include estimates of carrying costs during hypothetical lease-up periods, market conditions, and costs to execute similar leases. The capitalized above-market or below-market lease values are classified as intangible lease assets, net, and lease obligations, net, respectively, and are amortized into operating lease income over the remaining non-cancelable term of each lease.

Deferred Financing Fees

Deferred financing fees represent fees and other direct incremental costs incurred in connection with our borrowings.  These amounts are amortized into income as interest expense over the estimated life of the borrowing using the interest method.

Operating Lease Income Recognition

Substantially all of our real estate investments are leased to unrelated third parties through long-term, triple-net operating leases that typically include fixed rental payments, subject to escalation over the life of the lease. We recognize operating lease income on a straight-line basis over the non-cancelable term of the lease when collectability is reasonably assured. For the year ended December 31, 2009, straight-line rental revenues totaling $0.8 million were recognized as a component of operating lease income in our combined statement of revenues and certain expenses.

We do not recognize any revenue on contingent rents until payments are received and all contingencies have been met.

Income Taxes

We expect that the Sale Properties will reside in a real estate investment trust under the Internal Revenue Code of 1986, and generally will not be subject to corporate income taxes to the extent it distributes at least 90% of its taxable income to its shareholders and complies with certain other requirements.  Accordingly, no provision has been made for federal income taxes in the accompanying statement of revenues and certain expenses.

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing III
NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

Note 3. Lease Commitments

The leases on our real estate investments expire at various dates through 2026 and typically include fixed rental payments that are subject to escalation over the life of the lease. As of December 31, 2009, we expected to receive future minimum rental payments from our non-cancelable operating leases as follows ($ in thousands):

2010	$33,020
2011	28,936
2012	25,704
2013	21,888
2014	20,081
Thereafter	72,788
Total	$202,417

Note 4.  Commitments and Contingencies

We had identified conditional asset retirement obligations primarily related to the future removal and disposal of asbestos that is contained within certain of our real estate investment properties. The asbestos is appropriately contained, and we believe we are compliant with current environmental regulations. If these properties undergo major renovations or are demolished, certain environmental regulations are in place, which specify the manner in which asbestos must be handled and disposed.

From time to time we are party to legal proceedings. We do not believe that any currently pending or threatened proceeding, if determined adversely to us, would have a material adverse effect on our combined statement of revenues and certain expenses.

Note 5.  Borrowings

Mortgage Debt

As of December 31, 2009, our mortgage debt comprised a senior loan of $228.9 million and a mezzanine loan of $33.9 million collateralized by 63 healthcare investment properties. The initial maturity date on the loan was     April 9, 2009 subject to three one-year extensions. In February 2010, we exercised the second of the three one year extensions to extend the maturity of the loans to April 9, 2011. The extension was approved by the master servicer subject to our compliance with the terms and conditions of the loan agreements as of April 9, 2010.  The interest rate as of December 31, 2009, under the senior loan is one-month LIBOR plus 1.54%, and the interest rate under the mezzanine loan is one-month LIBOR plus 4%.  Interest expense on this debt for the year ended December 31, 2009 was $6.9 million, which included amortization of deferred financing fees of $0.8 million.

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closing III
NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

Note 6.  Related Party Transactions

For the year ended December 31, 2009, certain management, administrative and operational services of CapitalSource were shared between the Sale Properties and other CapitalSource operations. For purposes of financial statement presentation, the costs for these shared services have been allocated to the Sale Properties based on actual direct costs incurred and an allocation of indirect costs. CapitalSource’s management believes that the allocations are reasonable.  However, actual expenses may be materially different from the allocated expenses if the Sale Properties had operated as an unaffiliated stand-alone entity.

Our combined statement of revenues and certain expenses for the year ended December 31, 2009, includes the following related party income and expenses ($ in thousands):

Allocated interest income(1)	$78
Allocated general and administrative expenses(2)	3,077

(1)	Represents an allocation of interest income earned on cash held and managed by CapitalSource on our behalf.

(2)
To facilitate operating efficiency, CapitalSource provides office space, equipment, certain administrative support, and other assistance to the Sale Properties. As a result, overhead expenses (including compensation and benefits) have been allocated to the Sale Properties at cost based on the relative value of its real estate assets to CapitalSource’s portfolio.

7